Exhibit 99.2

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Financial Condition

( in thousands, except share data)

	(1)	(2)
	December 31,	December 31,
	2014	2013
ASSETS
Cash and due from banks	$6,757	$8,570
Interest bearing deposits with banks	10	43
Cash and cash equivalents	6,767	8,613

Interest bearing time deposits with banks	-	249
Securities available for sale	142,903	126,046
Restricted investment in Federal Home Loan Bank (FHLB) stock	2,726	1,967
Investment in unconsolidated subsidiary	4,369	4,172
Loans	294,901	277,798
Less: Allowance for loan losses	(2,380)	(2,287)
Total loans, net of allowance for loan losses	292,521	275,511
Premises and equipment, net	6,533	6,330
Other real estate owned	232	281
Bank owned life insurance and annuities	14,807	14,848
Equity investment in low income housing project	3,847	3,990
Core deposit intangible	75	119
Goodwill	2,046	2,046
Mortgage servicing rights	193	167
Accrued interest receivable and other assets	3,510	4,443
Total assets	$480,529	$448,782
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$77,697	$74,611
Interest bearing	303,187	305,034
Total deposits	380,884	379,645

Securities sold under agreements to repurchase	4,594	5,397
Short-term borrowings	15,950	8,400
Long-term debt	22,500	-
Other interest bearing liabilities	1,412	1,356
Accrued interest payable and other liabilities	5,333	4,000
Total liabilities	430,673	398,798
Stockholders' Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	-	-
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,187,441 shares at December 31, 2014;
4,196,266 shares at December 31, 2013	4,746	4,746
Surplus	18,409	18,370
Retained earnings	39,644	39,118
Accumulated other comprehensive loss	(2,197)	(1,659)
Cost of common stock in Treasury:
558,385 shares at December 31, 2014;
549,560 shares at December 31, 2013	(10,746)	(10,591)
Total stockholders' equity	49,856	49,984
Total liabilities and stockholders' equity	$480,529	$448,782

(1) Unaudited

(2) Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Interest income:
Loans, including fees	$3,687	$3,728	$14,465	$14,868
Taxable securities	531	329	1,950	1,267
Tax-exempt securities	126	136	513	583
Other interest income	-	-	4	16
Total interest income	4,344	4,193	16,932	16,734
Interest expense:
Deposits	544	667	2,356	2,871
Securities sold under agreements to repurchase	1	1	4	4
Short-term borrowings	10	4	15	8
Long-term debt	69	-	207	-
Other interest bearing liabilities	4	5	16	17
Total interest expense	628	677	2,598	2,900
Net interest income	3,716	3,516	14,334	13,834
Provision for loan losses	110	149	357	415
Net interest income after provision for loan losses	3,606	3,367	13,977	13,419
Non-interest income:
Customer service fees	400	329	1,278	1,290
Debit card fee income	216	212	847	822
Earnings on bank-owned life insurance and annuities	92	99	391	416
Trust fees	107	98	438	355
Commissions from sales of non-deposit products	63	83	352	375
Income from unconsolidated subsidiary	88	91	236	237
Fees derived from loan activity	53	94	202	220
Mortgage banking income	75	18	214	283
(Loss) gain on sales and calls of securities	-	(2)	9	(2)
Gain from life insurance proceeds	-	-	165	-
Other non-interest income	57	56	202	237
Total non-interest income	1,151	1,078	4,334	4,233
Non-interest expense:
Employee compensation expense	1,558	1,445	5,876	5,413
Employee benefits	377	370	1,444	1,615
Occupancy	246	252	993	971
Equipment	126	112	470	462
Data processing expense	404	368	1,545	1,450
Director compensation	49	54	205	223
Professional fees	95	107	396	388
Taxes, other than income	78	121	340	483
FDIC Insurance premiums	79	84	310	331
(Gain) Loss on sales of other real estate owned	(2)	(2)	22	(39)
Amortization of intangibles	11	11	45	45
Amortization of investment in low-income housing partnership	120	158	479	448
Other non-interest expense	354	352	1,445	1,356
Total non-interest expense	3,495	3,432	13,570	13,146
Income before income taxes	1,262	1,013	4,741	4,506
Provision for income taxes	170	46	525	505
Net income	$1,092	$967	$4,216	$4,001
Earnings per share
Basic	$0.26	$0.23	$1.01	$0.95
Diluted	$0.26	$0.23	$1.01	$0.95
Cash dividends declared per share	$0.22	$0.22	$0.88	$0.88
Weighted average basic shares outstanding	4,189,395	4,196,471	4,192,761	4,210,336
Weighted average diluted shares outstanding	4,190,306	4,196,603	4,193,129	4,211,078